Exhibit 10.1(d)†^

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

11 March 2026

AMENDMENT TO STEP-IN AGREEMENT

Frontier Group Holdings, Inc.
as Guarantor
Frontier Airlines, Inc.
as Original Buyer
Vertical Horizons JSA Limited
as Buyer
JSA International U.S. Holdings, LLC
as Financier
Airbus S.A.S.
as Airbus

Pre-Delivery Payment Financing
Aircraft Purchase Agreement dated 30 September 2011

Amendment to Step-In Agreement
FFT / JSA / Airbus

THIS AMENDMENT AGREEMENT (this “Agreement”) is made as a deed on 11 March 2026
BETWEEN
(1)     Frontier Group Holdings, Inc., a company incorporated and existing under the laws of the State of Delaware, United States of America having its principal office located at 4545 Airport Way, Denver, Colorado 80239, United States of America (the Guarantor);

(2)     Frontier Airlines, Inc., a company incorporated and existing under the laws of the State of Colorado, United States of America having its principal office located at 4545 Airport Way, Denver, Colorado 80239, United States of America (the Original Buyer);

(3)    Vertical Horizons JSA Limited, an exempted company incorporated with limited liability and existing under the laws of the Cayman Islands with company registration number 412253 and with its registered office at the offices of Walkers Fiduciary Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands (the Buyer);
(4)    JSA International U.S. Holdings, LLC, a limited liability company organized and existing under the laws of the State of Delaware having its principal office located at 909 Montgomery Street, Suite 500, San Francisco, California 94133, United States of America (the Financier); and
(5)     Airbus S.A.S., a French société par actions simplifiée with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (Airbus)
(each a Party, and together, the Parties).

RECITALS
(A)For the purpose of financing the pre-delivery payments relating to certain aircraft ordered by the Original Buyer from Airbus, the Parties entered into a step-in agreement dated 26 September 2024 (as amended and supplemented from time to time, the “Step-In Agreement”).
(B)The Parties wish to amend the Step-In Agreement pursuant to the terms hereof.
IT IS AGREED AS FOLLOWS:
1.INTERPRETATION
1.1In this Agreement (including the recitals), unless the context otherwise requires, (i) capitalised words and expressions shall have the respective meanings ascribed to
Amendment to Step-In Agreement
FFT / JSA / Airbus

them in the Step-In Agreement and (ii) the following terms shall have the meaning set forth below:
2026 Purchase Documents means:

(a)an amendment agreement dated of even date herewith and made between Airbus and the Financier in relation to the Replacement Purchase Agreement;
(b)an assignment and amendment agreement dated of even date herewith and made between the Original Buyer, the Buyer and Airbus in relation to the Purchase Agreement and the Assigned Purchase Agreement; and
(c)the guarantor confirmation dated of even date herewith and issued by the Guarantor in relation to the Airbus Buyer Guarantee.

1.2The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.
1.3Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.
2.Amendment
2.1In clause 1.1 of the Step-In Agreement:
a)the definition of “Purchase Documents” shall additionally include the 2026 Purchase Documents;
b)for the avoidance of doubt, the definitions of “Assigned Purchase Agreement” and “Airbus Buyer Guarantee” shall be construed as such document as amended, supplemented and confirmed on or about the date hereof (without limiting the operation of clause 1.2(b) of the Step-In Agreement); and
c)references to “date of this Agreement” in the definitions of “Original Scheduled Delivery Period”, “Scheduled Delivery Month” and “Scheduled Delivery Quarter” shall be to the date hereof.
2.2A new clause 8.8 shall be added to the Step-In Agreement and shall read as follows:
2.3“For the purposes of this Agreement (including in relation to the definition of the terms [***] where there [***], the Aircraft Schedule shall prevail. The foregoing is an agreement between Airbus and each of the other Parties for the purposes of this Agreement, and shall not prejudice any other agreements or arrangements among such other Parties (whether under the Loan Documents or otherwise).”
2.4Schedule 3 (Aircraft Schedule) to the Step-In Agreement shall be entirely restated as quote in Appendix 1 hereto. References to “On or before the date of this Agreement” in Part B of such Schedule 3 shall be to: On or before the date of this Agreement.
Amendment to Step-In Agreement
FFT / JSA / Airbus

2.5Schedule 7 (Financed and Non-Financed Aircraft) to the Step-In Agreement shall be entirely restated as quoted in Appendix 2 hereto.
3.Miscellaneous
3.1Each party repeats on the date hereof the representations and warranties made by it under Schedule 1 (Representations and Warranties) of the Step-In Agreement, provided that any references therein to:
a)“Agreement” shall be to this Agreement;
b)“Relevant Document(s)” shall be additionally to the 2026 Purchase Document(s)
c)“Purchase Document(s)” shall be additionally to the 2026 Purchase Document(s); and
d)any document shall be to such document as amended and supplemented from time to time, including on or about the date hereof.
3.2This Agreement shall be governed by English law.
3.3Clauses 15 (Confidential Information), 19 (Further Assurance), 20 (Costs and Expenses), 21 (Third Party Rights), 22 (Counterparts) and 24 (Governing Law and Jurisdiction) of the Step-In Agreement shall apply to this Agreement mutatis mutandis.

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

Amendment to Step-In Agreement
FFT / JSA / Airbus

Appendix 1
(Restated Schedule 3 (Aircraft Schedule) to the Step-In Agreement)

QUOTE

[***]

UNQUOTE

Amendment to Step-In Agreement
FFT / JSA / Airbus

Appendix 2
(Restated Schedule 7 (Financed and Non-Financed Aircraft) to the Step-In Agreement)

QUOTE

1.Aircraft
The Parties hereby agree and confirm that:
(a)[***] Airbus aircraft (being the “Aircraft” for the purposes of this Agreement) will be transferred from the Purchase Agreement to the Assigned Purchase Agreement, subject to the occurrence of the Effective Time (as that term is defined in the Assignment Agreement);
(b)any of the Aircraft may be financed pursuant to the Loan Agreement and may become subject to the arrangements contemplated by this Agreement as a “Relevant Aircraft” provided that:
(i)[***] Aircraft ([***] Aircraft as may from time to time be agreed in writing (including by email) by Airbus, acting in its sole discretion) may at any time be subject to the arrangements contemplated by this Agreement as “Relevant Aircraft”; and
(ii)no Aircraft may become subject to the arrangements contemplated by this Agreement as a “Relevant Aircraft” after (x) the [***] or (y) if Airbus receives a copy of any Loan Extension Notice and any Financier Extension Consent pursuant to paragraph 2(c)(ii) below, the [***] (or such later date as may from time to time be agreed in writing (including by email) by Airbus, acting in its sole discretion);
(c)any Non-Financed Aircraft will remain subject to the Assigned Purchase Agreement until the scintilla temporis prior to Delivery of such Non-Financed Aircraft, at which time a Re-Assignment Event will occur in relation to such Non-Financed Aircraft and such Non-Financed Aircraft will become subject to the Purchase Agreement, as contemplated by Clause 9.2(e)(iii), Clause 9.3(d) and clause 2 of the Re-Assignment Agreement (subject to any earlier termination pursuant to Clause 9.2(e)(i) or Clause 9.2(e)(ii) and subject to the provisions of Clause 9.4); and
(d)the Buyer will be responsible (pursuant to the Assigned Purchase Agreement and subject to the provisions of the Airbus Buyer Guarantee) for the payment to Airbus of all Pre-Delivery Payments (including Financed Pre-Delivery Payments) for each Aircraft, whether such Aircraft is a Relevant Aircraft or a Non-Financed Aircraft.
2.    Loan Arrangements
(a)Each of the Financier, the Original Buyer and the Buyer hereby:
(i)confirms in favour of Airbus that the Aircraft to be initially financed pursuant to the Loan Agreement will be the [***] Aircraft with rank numbers [***] which are defined as the “Initial Aircraft” in the Assignment Agreement;
Amendment to Step-In Agreement
FFT / JSA / Airbus

(ii)confirms in favour of Airbus that (x) [***] Aircraft ([***] Aircraft as may from time to time be agreed in writing (including by email) by Airbus, acting in its sole discretion) may at any time be financed pursuant to the Loan Agreement and (y) the Mortgage will at all times cover only the Relevant Aircraft; and
(iii)agrees that, if (x) [***] Aircraft ([***] Aircraft as may from time to time be agreed in writing (including by email) by Airbus, acting in its sole discretion) are at any time financed pursuant to the Loan Agreement or (y) the Mortgage at any time covers a Non-Financed Aircraft, the applicable circumstances shall constitute a Financier Termination Event.
(b)Each of the Financier, the Original Buyer and the Buyer hereby undertakes in favour of Airbus that it will promptly deliver to Airbus all information that Airbus may from time to time reasonably request in the context of the transactions contemplated by the Loan Agreement so as to enable Airbus to verify:
(i)the identity of the Aircraft that are financed pursuant to the Loan Agreement;
(ii)that [***] Aircraft ([***] Aircraft as may from time to time be agreed in writing (including by email) by Airbus, acting in its sole discretion) are financed pursuant to the Loan Agreement; and
(iii)that no Non-Financed Aircraft are covered by the Mortgage.
(c)Each of the Financier, the Original Buyer and the Buyer hereby:
(i)confirms in favour of Airbus that (x) the final repayment date for all of the loans pursuant to the Loan Agreement is currently the [***] and (y) such final repayment date may be extended to the [***] if (x) the Buyer delivers to the Financier a related notice (the Loan Extension Notice) on or before [***] and (y) the Financier agrees in writing to the applicable extension request (the Financier Extension Consent) in each case pursuant to and in accordance with the provisions of the Loan Agreement; and
(ii)undertakes in favour of Airbus that it will deliver to Airbus a copy of (x) any Loan Extension Notice and (y) any Financier Extension Consent, in each case promptly following its delivery pursuant to the Loan Agreement.
3.    Termination of Assigned Purchase Agreement
The Parties hereby agree and confirm that, if Airbus delivers an Airbus Termination Notice:
(a)Airbus will be entitled to terminate or cancel the Assigned Purchase Agreement (as it relates to any Non-Financed Aircraft) after Airbus has taken the actions specified in Clause 5.2(a); and
(b)in such circumstances, the provisions of Clauses 5.2(b) to (e) inclusive will not apply.
UNQUOTE
Amendment to Step-In Agreement
FFT / JSA / Airbus

Execution Page (1) – Guarantor
Amendment to Step-In Agreement

Executed as a deed for and on behalf of
Frontier Group Holdings, Inc.

/s/ Howard Diamond
Name:     Howard Diamond
Title:         EVP, Legal and Corporate Affairs

In the presence of and witnessed by

/s/ Zachariah Roffe
Name:     Zachariah Roffe
Address:     4545 Airport Way, Denver, CO 80239

Amendment to Step-In Agreement
FFT / JSA / Airbus

Execution Page (2) – Original Buyer
Amendment to Step-In Agreement

Executed as a deed for and on behalf of
Frontier Airlines, Inc.

/s/ Howard Diamond
Name:     Howard Diamond
Title:         EVP, Legal and Corporate Affairs

In the presence of and witnessed by

/s/ Zachariah Roffe
Name:         Zachariah Roffe
Address:     4545 Airport Way, Denver, CO 80239

Amendment to Step-In Agreement
FFT / JSA / Airbus

Execution Page (3) – Buyer
Amendment to Step-In Agreement

Executed as a deed for and on behalf of
Vertical Horizons JSA Limited

/s/ Gennie Bigord
Name:     Gennie Bigord
Title:         Director

In the presence of and witnessed by

/s/ Lucy Parchman
Name:     Lucy Parchman
Address:     190 Elgin Avenue,
        George Town, KY1-9008, Grand
        Cayman, Cayman Islands

Amendment to Step-In Agreement
FFT / JSA / Airbus

Execution Page (4) – Financier
Amendment to Step-In Agreement

Executed as a deed for and on behalf of
JSA International U.S. Holdings, LLC

/s/ Sruti Prakash
Name:     Sruti Prakash
Title:         EVP and General Counsel

In the presence of and witnessed by

/s/ Deanna Martin
Name:        Deanna Martin
Address:     909 Montgomery Street, Ste. 500
        San Francisco, CA 94133 USA

Amendment to Step-In Agreement
FFT / JSA / Airbus

Execution Page (5) – Airbus
Amendment to Step-In Agreement

Executed as a deed for and on behalf of
Airbus S.A.S.

/s/ Paul Meijers
Name:     Paul Meijers
Title:        Executive Vice President Commercial Transactions

In the presence of and witnessed by

/s/ Denailly N. Laure
Name:        Denailly N. Laure
Address:    2 Rond-Point Emile Dewoitine, 31700 Blagnac France
Amendment to Step-In Agreement
FFT / JSA / Airbus

Amendment to Step-In Agreement
FFT / JSA / Airbus